Transamerica Goldman Sachs 70/30 Allocation VP

SCHEDULE OF INVESTMENTS

At March 31, 2024

(unaudited)

	Shares	Value
INVESTMENT COMPANIES - 99.7%
International Equity Funds - 20.8%
Transamerica Emerging Markets Opportunities (A)	23,640	$ 178,246
Transamerica International Equity (A)	29,635	620,551
Transamerica International Small Cap Value (A)	5,466	81,827
Transamerica International Stock (A)	52,298	628,617

		1,509,241

U.S. Equity Funds - 49.5%
Transamerica Aegon Sustainable Equity Income VP (A)	8,121	162,986
Transamerica Large Cap Value (A)	109,151	1,556,487
Transamerica Small Cap Growth (A)	12,435	87,793
Transamerica Small Cap Value (A)	16,777	97,472
Transamerica WMC US Growth VP (A)	41,757	1,698,277

		3,603,015

U.S. Fixed Income Funds - 29.4%
Transamerica Bond (A)	62,048	498,866
Transamerica Core Bond (A)	136,657	1,172,514
Transamerica High Yield Bond (A)	17,971	145,202
Transamerica Long Credit (A)	18,857	183,098
Transamerica Pinebridge Inflation Opportunities VP (A)	14,607	142,269

		2,141,949

Total Investment Companies (Cost $6,984,077)		7,254,205

Total Investments (Cost $6,984,077)		7,254,205
Net Other Assets (Liabilities) - 0.3%		20,025

Net Assets - 100.0%		$ 7,274,230

Transamerica Series Trust	Page 1

Transamerica Goldman Sachs 70/30 Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At March 31, 2024

(unaudited)

INVESTMENT VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$7,254,205	$—	$—	$7,254,205

Total Investments	$7,254,205	$—	$—	$7,254,205

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I2 shares of funds within Transamerica Funds and/or affiliated investment in the Initial Class shares of funds within Transamerica Series Trust. The Portfolio’s transactions and earnings from these underlying funds are as follows:

Affiliated Investments	Value December 31, 2023	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value March 31, 2024	Shares as of March 31, 2024	Dividend Income	Net Capital Gain Distributions
Transamerica Aegon Sustainable Equity Income VP	$250,785	$—	$(105,000)	$(2,507)	$19,708	$162,986	8,121	$—	$—
Transamerica Bond	313,282	189,653	—	—	(4,069)	498,866	62,048	4,653	—
Transamerica Core Bond	1,259,762	72,545	(140,000)	(6,867)	(12,926)	1,172,514	136,657	12,545	—
Transamerica Emerging Markets Opportunities	175,409	—	—	—	2,837	178,246	23,640	—	—
Transamerica High Yield Bond	108,447	36,987	—	(2)	(230)	145,202	17,971	1,987	—
Transamerica International Equity	1,072,760	—	(470,000)	35,043	(17,252)	620,551	29,635	—	—
Transamerica International Small Cap Value	77,291	—	—	—	4,536	81,827	5,466	—	—
Transamerica International Stock	—	581,000	—	—	47,617	628,617	52,298	—	—
Transamerica Large Cap Value	1,197,799	204,513	(10,000)	442	163,733	1,556,487	109,151	4,513	—
Transamerica Long Credit	—	182,249	—	—	849	183,098	18,857	1,249	—
Transamerica Pinebridge Inflation Opportunities VP	122,062	20,000	—	—	207	142,269	14,607	—	—
Transamerica Small Cap Growth	82,322	—	—	—	5,471	87,793	12,435	—	—
Transamerica Small Cap Value	94,285	—	—	—	3,187	97,472	16,777	—	—
Transamerica WMC US Growth VP	1,420,480	140,000	(60,000)	2,291	195,506	1,698,277	41,757	—	—

Total	$6,174,684	$1,426,947	$(785,000)	$28,400	$409,174	$7,254,205	549,420	$24,947	$—

(B)	There were no transfers in or out of Level 3 during the period ended March 31, 2024. Please reference the Investment Valuation section of the Notes to Schedule of Investments for more information regarding investment valuation and pricing inputs.

Transamerica Series Trust	Page 2

Transamerica Goldman Sachs 70/30 Allocation VP

NOTES TO SCHEDULE OF INVESTMENTS

At March 31, 2024

(unaudited)

INVESTMENT VALUATION

Transamerica Goldman Sachs 70/30 Allocation VP (the “Portfolio”) is a series of the Transamerica Series Trust.

Transamerica Asset Management, Inc. (“TAM”) has been designated as the Portfolio’s valuation designee pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended, with responsibility for fair valuation subject to oversight by the Portfolio’s Board of Trustees. The net asset value of the Portfolio is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. Generally Accepted Accounting Principles in the United States of America establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1 — Unadjusted quoted prices in active markets for identical securities.

Level 2 — Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Portfolio’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using Net Asset Value (“NAV”) per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at March 31, 2024, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Transamerica Series Trust	Page 3